UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2016 (May 27, 2016)

HEMISPHERX BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27072	52-0845822
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

1617 JFK Boulevard, Suite 500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

1617 JFK Boulevard, Suite 500, Philadelphia, PA 19103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 27, 2016, the U.S. District Court for the Eastern District of Pennsylvania (“federal court”) entered an Order preliminarily approving a proposed settlement of the shareholder derivative action, Zicherman v. Carter, et al., 2:13-cv-00243. The Settlement also resolves claims alleged in two related Pennsylvania state court actions, which were consolidated under the caption In re Hemispherx Biopharma, Inc. Shareholder Derivative Litigation, No. 13-0300110 (Court of Common Pleas of Philadelphia County, Pennsylvania). The proposed settlement is subject to final approval by both courts. As required by the federal court’s May 27, 2016 Order, the Notice of Proposed Settlement of Derivative Actions, Final Settlement Hearing, and Right to Appear is attached to this Current Report on Form 8-K as Exhibit 99.1. Copies of the Notice and the Stipulation and Agreement of Settlement are also available on our website at http://ir.hemispherx.net.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Proposed Settlement of Derivative Actions, Final Settlement Hearing, and Right to Appear.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this report, including statements regarding the final approval of the proposed settlement, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with the final approval of the settlement by the U.S. District Court and the Pennsylvania Court of Common Pleas, and other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2015 and other reports subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

June 8, 2016	By:	/s/ Thomas K. Equels
Thomas K. Equels, President